Genie Energy Ltd

(NYSE: GNE)

Genie Energy

Investor Presentation

November 15, 2011

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition;
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of Genie's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

See "**Cautionary Statements Regarding Oil and Gas Quantities**" on the next page.

Cautionary Statements Regarding Oil and Gas Quantities

Genie Energy

The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms reserve or resource "potential," "upside," "oil and gas in place" or "OGIP," "OIP" or "GIP," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

Genie Energy (NYSE: GNE)

Genie Energy was spun out from IDT Corp to shareholders on October 28th 2011


Genie Energy
IDT Energy
Genie Oil & Gas
American Shale Oil (AMSO)
Israel Energy Initiatives (IEI)

Symbol	NYSE: GNE
Corporate Headquarters	Newark, NJ
Stock Price*	$6.98
Shares Outstanding	22.7 million
Market Capitalization*	$158 million
Volume	170 thousand
Cash & Cash Equivalents	$106 million
Debt	$0
Enterprise Value*	$51.2 million
Revenue (TTM)**	$203.6 million
EBITDA (TTM)**	$12.2 million
Enterprise Value/EBITDA	4.2x
Insider Ownership (Voting Power)	32.4% (77.6%)
Institutional Ownership	42.2%
Full Time Employees	112
Fiscal Year	July 31st

* Market data as of 11/10/11

** TTM - Twelve months ended July 31 2011 (4Q11)

Genie Overview

IDT Energy (IDTE)

IDT Energy is a retail energy provider (REP) operating in the Northeast U.S.

- Founded in 2004, now one of the largest independent residential REPs in New York State
- Purchases electricity & gas in wholesale markets for resale to end users
- Delivery, billing & collections remain responsibility of incumbent utility*
- Currently servicing over 400k meters in the NY, NJ and PA markets

Genie Oil and Gas (GOGAS)

GOGAS is an unconventional energy technology and resource company

- World class scientific team focused on in-situ oil shale technologies to produce clean and affordable transportation fuels
- Operating development projects in Israel and Colorado with tens of billions of barrels of resource potential

** There is limited recourse to IDTE on a small percentage of the customer base*

IDT Energy – Investment Thesis

Utility Industry Deregulation Presents Large Market Opportunity

Market deregulation provides competitive access for the first time to a $240B* market

Experienced, Proven Operator In Highly Fragmented Market

Management team with years of experience in building and operating a REP with over 400,000 meters

Conservative Business Model Minimizes Risk

IDT Energy has been consistently profitable across rising and falling commodity price environments

Growing Base of Customers

One of the largest residential REPs in the NY market, recent expansion into NJ and PA

Strong Financial Position

Genie balance sheet and exclusive supply arrangement provide key financial flexibility

** Market size represents the total retail power and gas consumption in states with full or partial deregulation according to the Energy Information Administration*

REP Industry Highlights

Genie Energy

INDUSTRY HIGHLIGHTS

- Substantial deregulation has led to a $240B energy retail market
- Currently, 46 REPs with over $100MM in revenue represent 21.5% of the market
- 40 of the 46 REPs offer primarily fixed-price contracts; 6 REPs are successful with a primarily variable book (limited commodity exposure)
  - IDT Energy is the largest residential-oriented REP with a variable book
- The one pure-play public peer, Just Energy, has consistently traded between 10.0 – 12.0x LTM EBITDA
- 14 REP M&A transactions have been announced in 2011 (25% of the total since 2000)

16 DEREGULATED ELECTRICITY MARKETS



Deregulated
Electric Restructuring Suspended
Regulated

22 DEREGULATED NATURAL GAS MARKETS



Fully deregulated
Statewide unbundling – implementation phase
Pilot Programs/partial unbundling
Pilot program discontinued

Source: Stephens Inc. Corporate Finance

IDT Energy - Overview

IDT Energy is a leading regional energy provider (REP)

- Founded in 2004, now one of the largest independent residential REP in New York State
- Purchases electricity & gas in wholesale markets for resale to end users
- Delivery, billing & collections remain responsibility of incumbent utility

Value Proposition

- Customers: Power of choice (no fees or contracts) and expectation of savings
- Utilities: POR and consolidated billing provide revenues while the REP takes load-based risk

Risk averse business model

- Focused on residential and small business customers
  - Variable customer pricing
  - Naturally short position enables purchase of supply in the spot market
  - No long term contracts with no fixed rates
- Focus on markets with favorable REP regulatory environments
  - Purchase of Receivables (POR) programs limit bad debt exposure
  - Liquid and transparent wholesale commodity market

IDT Energy – Meter + RCE Growth

Genie Energy

METERS



500,000
400,000
300,000
200,000
100,000
—
2004
2005
2006
2007
2008
2009
2010
2011

RCEs



250,000
200,000
150,000
100,000
50,000
—
182,000
185,000
194,000
206,000
209,000
215,000
213,000
235,000
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Electricity RCE's
Natural Gas RCE's
Total RCE's

COMMENTARY

- From '04-'09 the company rapidly grew the meter base to the 400k meter level
- '10–'11 successfully shifted base of meters to higher usage customers as evidenced by the RCE growth
- +10% Q-O-Q RCE growth in F4Q11 on increased marketing efforts and new market penetration

IDT Energy – Markets & Opportunities

Meter Migration and Market Share in Key States*

	Total Meters (in thousands)	Residential Meters (in thousands)	Res. Meters Migrated to REPs (in thousands)	% Res. Meters Migrated	IDT Market Share
Existing Markets					
New York	11,480	10,131	1,722	17.0%	19.9%
Pennsylvania	5,650	4,613	1,344	29.1%	1.9%
New Jersey	6,763	6,007	393	6.5%	9.6%
Total Existing Markets	**23,893**	**20,751**	**3,459**	**16.7%**	**11.7%**
Prospective Markets					
Maryland, Illinois, Connecticut, DC	13,300				

**Note: Data compiled from state regulatory agencies. Regulatory reports are provided in inconsistent formats and represent a range of reporting dates. As a result, data presented represents an approximation as of July 31, 2011 (4Q11).*

IDT Energy – Representative Meter Economics

Genie Energy

Annual	Electric	Gas Meter	Dual Meter**
Average Consumption	6,319	617	
Gross Profit *(per unit)**	$0.034	$0.159	
Gross Profit	$215	$62	$313
Incremental SG&A Expenses	$29	$22	$47
Incremental Cash Flow Per Meter	**$186**	**$76**	**$266**

** Contribution margin varies by region and is based on historical average*
*** Assumes minor economies of scale for a dual meter customer*

Acquisition cost per meter ranges from $45 - $120

IDT Energy – Results of Operations

(USD in millions)	4Q10	1Q11	2Q11	3Q11	4Q11	FY11	FY 10	FY 09
Revenue	$46.5	$45.5	$57.8	$53.8	$46.4	$203.5	$201.4	$264.7
Gross Profit	$11.2	$14.7	$11.3	$16.8	$11.0	$53.8	$57.8	$72.2
Gross Margin %	24.0%	32.4%	19.6%	31.2%	23.8%	26.4%	28.7%	27.3%
SG&A	$5.5	$5.9	$5.9	$8.2	$8.6	$28.6	$19.8	$26.7
Adjusted EBITDA	**$5.7**	**$8.8**	**$5.4**	**$8.6**	**($0.3)***	**$22.5***	**$38.0**	**$45.5**



Seasonal but Consistently Profitable
Adjusted EBITDA* (in thousands)
20,000
15,000
10,000
5,000
-
(5,000)
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
40%
35%
30%
25%
20%
15%
Gross Margin
Adjusted EBITDA
Gross Margin

*Adjusted EBITDA in 4Q11 and FY11 includes the impact of an $2.7mm tax accrual related to prior periods

Genie Oil and Gas – Investment Thesis

Genie Energy

Shrinking Global Supply Creates Need For New Sources of Oil

Exploration Agreements in Two of the Top Three Global Oil Shale Deposits

- Genie has secured exploration rights in the Green River Formation (Colorado-U.S. 1.4 Trillion BBL) and Shfela Basin (Israel, ~250 Billion BBL)
- 50 billion barrels of oil in place in exclusive exploration license areas

Unparalleled Technical Expertise in In-Situ Oil Shale Development

- Genie's technical professionals have industry-leading experience in developing and piloting in-situ extraction methods for unconventional resources

Partnerships with Oil Major and Strategic Investors

- Joint Venture with Total in Colorado and strategic investments from leading financial investors, including the Rothschild Group and Michael Steinhardt

Expansion Opportunities Into Additional Resources and Territories

- Genie's technology and business development allows for expansion into new territories and additional unconventional resources (heavy oil, tar sands, tight oil)

Oil Shale – Genie's In-Situ Recovery

- Oil shale generally refers to a sedimentary rock that contains solid hydrocarbon materials called kerogen
- When oil shale is heated to ~650°F the kerogen generates hydrocarbon liquids and gases



- In-situ extraction has significant technical and environmental advantages and yields substantial net energy gains
- Produces a light hydrocarbon product composed of naphtha, jet, diesel, natural gas and hydrogen
- Estimated all-in production costs under $40 USD/barrel *(in Israel)*

Israel Energy Initiatives (IEI)

Exclusive oil shale exploration license in Israel

- Covers 238 sq. km in south of Hashfela region
- Estimated 40 billion boe in place
- Subject to permitting and approvals
- Upon conclusion of successful pilot and declaration of discovery, IEI is entitled to a long term commercial lease
- License contains mechanisms for returning excess land to government
- Pilot test planned for 2012-2013


Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Gilot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Yotvatah
Eilat

Oil Shale Potential of Israel

Genie Energy

- Israel has one of the largest and best oil shale deposits in the world for in situ conversion

- World class resource:
  - Richness: ~ 23 - 25 gal/ton
  - Thickness: up to 300 m thick with 100 m thick High Grade Zone
  - Very Low Water Inflow to Wells
  - Complete Isolation from Aquifers



Shale oil produced in BGU lab from IEI's license area

American Shale Oil - AMSO

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 50% owned by Genie & 50% by Total, S.A.
- Genie operating during pre-commercial phase
- Total funding the majority of R&D expenditures, provides technical expertise, and will operate commercial project
- Lease provides 160 acres for testing in-situ technologies
- Demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~10 billion boe in place of which ~2 billion is within the target illite oil shale layer
- Commercial production target 100,000 boe per day for 25+ years
- Pilot test planned for early 2012. If successful, move to demo phase (2013-'16) to prove commercial viability


Piceance Basin
0
15
Miles
Shell
2.5
2.0
AMSO
Preference-
Right Area
Chevron
1.5
1.0
0.5
Resource quality,
in millions of
barrels per acre

Illustrative Project Development Timeline

Genie Energy

Two Years	Two Years	Three-Four Years	
Appraisal Phase	**Pilot Phase**	**Demo Phase**	**Commercial Operations**
Conduct comprehensive geological survey	Design, construct and operate a pilot facility *First Oil Produced* Demonstrate viability of the technology	Construct design and operate demo facility Up to 2,000 bpd steady state production	Scale up to full commercial operations

Both IEI and AMSO are in the Pilot phase of development

Genie Energy – Investment Thesis

Investment Exposure to Two Powerful Trends Within the Energy Sector
•Deregulation of the $240B retail energy market
•Increasing global demand and peaking production of conventional (easy) oil

Experienced Management Team
•REP led by industry veterans who built the business from the ground up
•Unconventional program led by top scientists and engineers in the field

Attractive Market Valuation
•Currently trading modestly above cash value
•Strong cash flow generating REP business ($109mm in EBITDA over the last three years*)
•Long term upside from high potential oil shale exploration projects

Strong Financial Health
•+$100mm in balance sheet cash provides adequate liquidity to fund growth of the REP business and invest in unconventional projects
•No debt

** Refers to fiscal years ending 2009, 2010 and 2011*

Appendix

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy's investor presentation included Adjusted EBITDA, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Genie's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) severance and other charges. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2011, fiscal 2010, and fiscal 2009 periods.

Management believes that Genie's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of Genie's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to Genie's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of Genie's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and Genie's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

Severance and other charges are also excluded in the calculation of Adjusted EBITDA. Severance and other charges are reflective of decisions made by management in each period regarding the aspects of Genie's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, severance and other charges have substantially decreased and are expected to remain at reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie's core and continuing operations.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA to the most directly comparable GAAP measure for both Genie Energy and Genie's IDT Energy segment.

Reconciliation of Non-GAAP Financials

Genie Energy (NYSE: GNE) **Page 4** *(in thousands)*	**Genie Energy TTM**
EBITDA	$12,236
Subtract (add):	
Depreciation and amortization	24
Income (loss) from operations	$12,212

IDT Energy - Results of Operations
Page 9
(in thousands)

	4Q 10	**1Q 11**	**2Q 11**	**3Q 11**	**4Q 11**	**FY 11**	**FY 10**	**FY 09**
Adjusted EBITDA	$5,667	$8,795	$5,404	$8,601	($318)	$22,482	$37,998	$45,497
Subtract:								
Depreciation and amortization	13	7	5	4	7	24	86	118
Severance and other charges	36	---	---	---	---	---	99	23
Income from operations	$5,618	$8,788	$5,399	$8,597	($325)	$22,458	$37,813	$45,356

Genie Energy